SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a)
          OF THE SECURITIES EXCHANGE ACT OF 1934
                   (Amendment No. )

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      Filed by the Registrant                                       / X /
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      Filed by a party other than the Registrant                   /   /
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Check the appropriate box:

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/ X /  Preliminary Proxy Statement
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/   /  Confidential, for Use of the Commission Only (as
----   permitted by Rule 14a-6(e)(2))

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/   /  Definitive Proxy Statement
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/  /   Definitive Additional Materials
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/   /  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----   Sec. 240.14a-12

                PUTNAM VARIABLE TRUST
    (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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/ X /  No fee required
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/   /  Fee computed on table below per Exchange Act Rule 14a
----   6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

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/   /  Fee paid previously with preliminary materials.
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/   /  Check box if any part of the fee is offset as provided
---- by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:



The proxy statement

This proxy statement can help you decide how you want to vote on important issues relating to the Putnam funds in which you invest through your insurance contract. When you complete and sign your ballot, your insurance company will vote the Putnam fund shares corresponding to your insurance contract exactly as you have indicated. If you simply sign the ballot, your insurance company will vote in accordance with the Trustees' recommendations on pages ___ and ___ of the proxy statement. The Trustees recommend that shareholders vote in favor of the proposals described in this document and listed on your ballot.

Please take a few moments and decide how you want to vote. When shareholders don't return their ballots in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your ballot in the envelope provided. Or you can call our toll-free number, or go to the Web. See your ballot for the Web address. If you have any questions, please call
1-877-832-6360 or call your financial advisor.


Table of contents

A Message from the Chairman ..........   1

Notice of Shareholder Meeting ......... __

Trustees' Recommendations ............___


PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-800-521-0538 or call your insurance company.


A Message from the Chairman

Dear Investor:

As you know, you are an investor in the Putnam Funds through a variable annuity or life insurance contract (a "Contract"). I am writing to you to ask you to instruct your insurance company as to how to vote on important matters that affect your investment in the Putnam funds, including the election of Trustees and, for certain funds, the additional matters indicated on page __.

As you may know, the SEC recently adopted rules designed to enhance the independence and effectiveness of mutual fund trustees. Although trustees do not manage fund portfolios, they play an important role in protecting fund shareholders and investors, and are responsible for approving the fees paid to the fund's investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund's auditors, monitoring conflicts of interests, overseeing the fund's compliance with federal securities laws and voting proxies relating to the fund's portfolio securities.

Your fund's Trustees believe that these responsibilities are best carried out by a board that is independent of the fund's investment adviser both in fact and in spirit. The new SEC rules effectively require most funds to have a board of trustees whose independent trustees (i.e., trustees who are not "interested persons" of the fund or its investment adviser) constitute at least 75% of the board and whose chairman is independent. Your fund has met both of these requirements since July 1, 2000. We strongly supported these rules when initially proposed by the SEC and are pleased that other fund families will soon also be held to these standards.

It is also noteworthy that your fund's Trustees have been strong proponents of other reforms in the mutual fund industry. We supported new SEC rules requiring funds to make their proxy voting records available to shareholders, and the Putnam funds were one of the first major fund families to begin disclosing their proxy voting guidelines. We also were one of the first mutual fund boards to end the practice of using fund brokerage commissions to reward brokers for selling fund shares. In the proxy statement, you will also notice that your fund's independent
Trustees have nominated three new individuals to serve as Trustees of your fund. Two of the three new nominees are independent, and all three have had outstanding careers as leaders in the investment management industry.

We need your instructions and urge you to instruct your insurance company as to how to vote the shares of the funds relating your Contract via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. Internet voting instructions are listed at the top of your ballot.

I'm sure that you, like most people, lead a busy life and are tempted to put this ballot aside for another day. Please don't. When investors fail to provide voting instructions, their fund may have to incur the expense of follow-up solicitations. All investors benefit from the speedy return of ballots.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposals, please call a Putnam customer service representative at 1-800-521-0538 or contact your insurance company.

Sincerely yours,

John A. Hill, Chairman


Notice of a Meeting of Shareholders

To the Shareholders of:

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
PUTNAM VT CAPITAL APPRECIATION FUND
PUTNAM VT CAPITAL OPPORTUNITIES FUND
PUTNAM VT DISCOVERY GROWTH FUND
PUTNAM VT DIVERISIFED INCOME FUND
PUTNAM VT EQUITY INCOME FUND
PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
PUTNAM VT GLOBAL EQUITY FUND
PUTNAM VT GROWTH AND INCOME FUND
PUTNAM VT GROWTH OPPORTUNITIES FUND
PUTNAM VT HEALTH SCIENCES FUND
PUTNAM VT HIGH YIELD FUND
PUTNAM VT INCOME FUND
PUTNAM VT INTERNATIONAL EQUITY FUND
PUTNAM VT INTERNATIONAL GROWTH AND  INCOME FUND
PUTNAM VT INTERNATIONAL NEW  OPPORTUNITIES FUND
PUTNAM VT INVESTORS FUND
PUTNAM VT MID CAP VALUE FUND
PUTNAM VT MONEY MARKET FUND
PUTNAM VT NEW OPPORTUNITIES FUND
PUTNAM VT NEW VALUE FUND
PUTNAM VT OTC & EMERGING GROWTH FUND
PUTNAM VT RESEARCH FUND
PUTNAM VT SMALL CAP VALUE FUND
PUTNAM VT UTILITIES GROWTH AND INCOME FUND
PUTNAM VT VISTA FUND
PUTNAM VT VOYAGER FUND

This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting.


A Meeting of Shareholders of each fund that is a series of Putnam Variable Trust (the "Trust") will be held on December 9, 2004 at 11:00 a.m., Boston time, at the principal offices of the funds on the eighth floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1. Electing the Trust's nominees for Trustees;

2.A. Approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. Approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. Approving an amendment to the funds' fundamental investment restrictions with respect to diversification of investments;

2.D. Approving an amendment to a fund's investment objective and

3. Approving an amendment to the Trust's Agreement and Declaration of Trust.


By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens

We urge you to mark, sign, date and mail the enclosed ballot in the postage-paid envelope provided or record your voting instructions via the Internet so that you will be represented at the meeting.

October ____,2004


1. Election of Trustees. All funds.

2.A. Approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing. Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, and Putnam VT Voyager Fund

2.B. Approving an amendment to certain funds' fundamental investment restrictions with respect to making loans. Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Equity Fund, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT Investors Fund, Putnam VT Mid Cap Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, and Putnam VT Small Cap Value Fund

2.C. Approving an amendment to certain funds' fundamental investment restrictions with respect to diversification of investments. All funds.

2. D. Approving an amendment to a fund's investment objective. Putnam VT Equity Income Fund

3. Approving an amendment to the Trust's Agreement and Declaration of Trust. All funds.

Proxy statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number,1-800-521-0538,or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Variable Trust (the "Trust") for use at the Meeting of Shareholders of each fund of the Trust to be held on December 9, 2004, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages). The Notice of Meeting, the proxy and the proxy statement are being mailed on or about October ____, 2004.

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For electing the Trust's nominees for Trustees;

2.A. For approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. For approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. For approving an amendment to the funds' fundamental investment restrictions with respect to diversification of investments;

2.D. For approving an amendment to a fund's investment objective and

3. For approving an amendment to the Trust's Agreement and Declaration of Trust.

Please see the table beginning on page ___ for a list of the affected funds for each proposal.


Who is eligible to vote?

Shareholders of record of each affected fund at the close of business on September 20, 2004 are entitled to be present and to vote at the meeting or any adjourned meeting.

As of that date, certain insurance companies (collectively, the "Insurance Companies") were shareholders of record of each of the funds. Each Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners") for whose accounts the shares are held. Accordingly, this proxy statement is also intended to be used by the Insurance Companies in obtaining these voting instructions from Contract Owners.

In the event that a Contract Owner gives no instructions, the relevant Insurance Company will vote the shares of the appropriate fund attributable to the Contract Owner in the same proportion as shares of that fund for which it has received instructions.

The Proposals

I.ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of the Trust makes recommendations concerning the nominees for Trustees of the Trust. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of your fund or Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management"). Those Trustees who are not "interested persons" of your fund or Putnam Management are referred to as "Independent Trustees" throughout this proxy statement.

The Board Policy and Nominating Committee has fixed the number of Trustees of the Trust at 14 and recommends that you vote for the election of the nominees described in the following pages.

The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes from shareholders will be elected as Trustees of the Trust.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee's name, date of birth, principal occupation(s) during the past five years and other information about the nominee's professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. Each nominee other than Ms. Drucker and Messrs. Haldeman and Worley currently serves as a Trustee of the Trust. The address of all of the Trustees and nominees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2003,there were 101 Putnam funds.


Jameson A. Baxter (9/6/43),
Trustee since 1994-----------------------------------------------------------

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc.(a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.


Charles B. Curtis (4/27/40),
Trustee since 2001-----------------------------------------------------------

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues)and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003,Mr.Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc.(a fossil energy research and development support company).

From August 1997 to December 1999,Mr.Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C.law firm. Prior to May 1997,Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department and the SEC.


Myra R. Drucker (1/16/48)----------------------------------------------------

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms.
Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company)and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.


John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000-----------------------------------

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43),
Trustee since 1996-----------------------------------------------------------

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station)as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc.(a major toy manufacturer), from which he retired in 1993.He previously served as President and Chief Executive Officer of Stride-Rite, Inc.(a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc.(a major toy and game manufacturer).

Mr. Jackson was President of Talbots, Inc.(a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc.and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.


Paul L. Joskow (6/30/47),
Trustee since 1997-----------------------------------------------------------

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-pro .t research institution)and has been President of the Yale University Council since 1993.Prior to February 2002,he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies-- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.


Elizabeth T. Kennan (2/25/38),
Trustee since 1992-----------------------------------------------------------

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky.She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.


John H. Mullin, III (6/15/41),
Trustee since 1997-----------------------------------------------------------

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company),Progress Energy, Inc.(a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc.(a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001,he was a Director of Graphic Packaging International Corp. Prior to February 2004,he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.


Robert E. Patterson (3/15/45),
Trustee since 1984-----------------------------------------------------------

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003,he was a Trustee of Sea Education Association. Prior to December 2001,he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust),prior to February 1998,he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments) and, prior to 1990, he served as Executive Vice President of Cabot, Cabot &Forbes Realty Advisors, Inc.(the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.


W. Thomas Stephens (9/2/42),
Trustee since 1997-----------------------------------------------------------

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C.(a paper, forest product and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc.(a paper manufacturer). Until 2003,Mr.Stephens was a Director of Mail-Well, Inc.(a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel,Ltd.(a forest products company)until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.


Richard B. Worley (11/15/45)-------------------------------------------------

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues)and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.


Interested Trustees

Charles E. Haldeman, Jr.*(10/29/48)------------------------------------------

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments").He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division..

Prior to joining Putnam Investments in 2002,Mr.Haldeman held executive positions in the investment management industry. Mr. Haldeman previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc.(an investment management firm). Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. Mr.Haldeman is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.


George Putnam III*(8/10/51),
Trustee since 1984 and President since 2000----------------------------------

Mr. Putnam is President of New Generation Research, Inc.(a publisher of financial advisory and other research services)and of New Generation Advisers, Inc.(a registered investment adviser to private funds).
Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C.Smith*(4/13/34),
Trustee since 1986-----------------------------------------------------------

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp.(a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999,Mr.Smith was Chairman and CEO, respectively, of Marsh &McLennan Companies, Inc.


* Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of a fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh &McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Haldeman, Putnam and Smith are deemed "interested persons" by virtue of their positions as officers of each fund, Putnam Management, Putnam Retail Management or Marsh &McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr.Putnam, III is the President of each of the funds. Mr.Smith is the Chairman of Putnam Investments and serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. The balance of the nominees are not "interested persons."

  Ms. Drucker and Mr. Haldeman were each recommended for consideration as a nominee for Trustee of the Trust by an Independent Trustee. Mr. Worley was recommended for consideration as a nominee for Trustee of the Trust by a third-party search firm that was engaged by the Trustees. The third-party search firm assisted the Trustees in identifying and evaluating potential nominees. The current Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for the Trust.


What are the Trustees' responsibilities??

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, distribution, custody and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's independent auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

The 1940 Act and the rules and regulations promulgated thereunder require that the Trust have a minimum proportion of trustees who are not "interested persons " (as defined in the 1940 Act) of your fund or your fund's investment manager. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. The Trust's Independent Trustees meet regularly as a group in executive session. Eleven of the 14 nominees for election as Trustee would be Independent Trustees.

Board committees. The Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Independent Trustees. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds' shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as Trustees by considering individuals who come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to:
(i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for receipt of shareholders' proposals for subsequent meetings of shareholders", and provided the shareholders' recommendations otherwise comply wiith applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934,as amended (the "1934 Act").

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a copy of which is attached to this proxy statement as Exhibit A. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson),Curtis and Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to the distribution plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. The Committee consists only of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson)and Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairperson), Jackson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Each such Committee will, among its duties, identify any compliance issues that are unique to the category of funds under its review and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson) and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Putnam, and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Jackson and Dr. Joskow.

What are some of the ways in which the Trustees represent shareholder interests? Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders and

* by monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: "Board of Trustees" or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

The written communication must include the shareholder's name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date. The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to the Trustees on a periodic basis.

How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of each Putnam fund. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. During 2003, the average Trustee participated in approximately 49 committee and board meetings. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during your fund's fiscal year ended December 31, 2003 is shown in the table below:

Audit and Pricing Committee
-----------------------------------------------------------------------
Board Policy and Nominating Committee
-----------------------------------------------------------------------
Brokerage and Custody Committee
-----------------------------------------------------------------------
Communication, Service and Marketing Committee
-----------------------------------------------------------------------
Contract Committee
-----------------------------------------------------------------------
Distributions Committee
-----------------------------------------------------------------------
Executive Committee
-----------------------------------------------------------------------
Investment Oversight Committees
-----------------------------------------------------------------------

Your fund does not have a policy with respect to Trustees' attendance at shareholder meetings. Your fund is not required under the Trust's Agreement and Declaration of Trust to hold annual meetings, but has voluntarily undertaken to hold such meetings at least every five years.

What are the Trustees paid for their services?

Each Independent Trustee of your fund receives a fee for his or her services. Each Independent Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current Independent Trustees are Trustees of all the Putnam funds and receive fees for their services from each fund.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each current Trustee by your fund for its most recent fiscal year and the fees paid to each current Trustee by all of the Putnam funds during calendar year 2003:



COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                              Retirement                  Retirement                  Retirement
                                                benefits                    benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses          fund      expenses
-----------------------------------------------------------------------------------------------------------------
                                            Putnam VT
                                            American                   Putnam VT                   Putnam VT
                                           Government                   Capital                     Capital
                                             Income                  Appreciation                Opportunities
Trustees                                      Fund                       Fund                        Fund
-----------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,182          $385          $539          $170          $145           $35

Charles B. Curtis/2001               1,168           341           535           151           144            31

John A. Hill/1985(5)(7)              1,992           444           914           196           237            41

Ronald J. Jackson/1996(5)            1,185           353           542           156           145            32

Paul L. Joskow/1997(5)               1,181           252           537           111           142            23

Elizabeth T. Kennan/1992             1,159           459           529           202           137            42

John H. Mullin, III/1997(5)          1,173           389           536           172           144            36

Robert E. Patterson/1984             1,174           251           537           111           144            23

George Putnam, III/1984(7)           1,456           205           667            90           175            19

A.J.C. Smith/1986(6)                    --            --            --            --            --            --

W. Thomas Stephens/1997(5)           1,157           352           529           155           141            32
-----------------------------------------------------------------------------------------------------------------


COMPENSATION TABLE
-----------------------------------------------------------------------------------
                                              Retirement                  Retirement
                                                benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses
------------------------------------------------------------------------------------
                                          Putnam VT                  Putnam VT
                                          Discovery                 Diversified
                                            Growth                     Income
Trustees                                     Fund                       Fund
------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $613          $192          $210          $417

Charles B. Curtis/2001                 609           171           209           371

John A. Hill/1985(5)(7)              1,040           222           347           482

Ronald J. Jackson/1996(5)              617           176           212           383

Paul L. Joskow/1997(5)                 608           126           203           273

Elizabeth T. Kennan/1992               602           229           204           498

John H. Mullin, III/1997(5)            610           195           209           423

Robert E. Patterson/1984               611           126           210           272

George Putnam, III/1984(7)             759           102           257           222

A.J.C. Smith/1986(6)                    --            --            --           516

W. Thomas Stephens/1997(5)             601           176           205           382
------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
                                              Retirement                  Retirement                  Retirement
                                                benefits                    benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses          fund      expenses
------------------------------------------------------------------------------------------------------------------
                                                                      Putnam VT                   Putnam VT
                                          Putnam VT                   The George                    Global
                                            Equity                      Putnam                       Asset
                                            Income                     Fund of                    Allocation
Trustees                                     Fund                       Boston                       Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $210           $35        $1,392          $424          $941          $290

Charles B. Curtis/2001                 209            31         1,377           376           931           258

John A. Hill/1985(5)(7)                347            41         2,345           489         1,585           335

Ronald J. Jackson/1996(5)              212            32         1,398           389           945           266

Paul L. Joskow/1997(5)                 203            23         1,390           277           940           190

Elizabeth T. Kennan/1992               204            42         1,367           505           924           346

John H. Mullin, III/1997(5)            209            36         1,382           429           934           294

Robert E. Patterson/1984               210            23         1,384           277           935           190

George Putnam, III/1984(7)             257            19         1,715           226         1,159           155

A.J.C. Smith/1986(6)                    --            --            --           524            --           359

W. Thomas Stephens/1997(5)             205            32         1,364           388           922           266
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                              Retirement                  Retirement
                                                benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses
------------------------------------------------------------------------------------
                                         Putnam VT                   Putnam VT
                                           Global                      Growth
                                           Equity                    and Income
Trustees                                    Fund                        Fund
------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,587          $492        $4,951        $1,535

Charles B. Curtis/2001               1,570           437         5,982         1,363

John A. Hill/1985(5)(7)              2,674           568         8,340         1,773

Ronald J. Jackson/1996(5)            1,593           451         4,968         1,408

Paul L. Joskow/1997(5)               1,586           322         4,946         1,005

Elizabeth T. Kennan/1992             1,559           587         4,864         1,830

John H. Mullin, III/1997(5)          1,576           498         4,914         1,554

Robert E. Patterson/1984             1,577           321         3,835         1,002

George Putnam, III/1984(7)           1,955           262         6,098           817

A.J.C. Smith/1986(6)                    --           608            --         1,898

W. Thomas Stephens/1997(5)           1,554           451         4,848         1,407
------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                              Retirement                  Retirement                  Retirement
                                                benefits                    benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses          fund      expenses
------------------------------------------------------------------------------------------------------------------
                                          Putnam VT                  Putnam VT                   Putnam VT
                                            Growth                     Health                       High
                                         Opportunties                 Sciences                      Yield
Trustees                                     Fund                       Fund                        Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $715          $222          $912          $280        $1,417          $431

Charles B. Curtis/2001                 707           197           902           249         1,097           382

John A. Hill/1985(5)(7)              1,205           256         1,536           324         2,386           497

Ronald J. Jackson/1996(5)              718           204           915           257         1,422           395

Paul L. Joskow/1997(5)                 714           145           911           183         1,415           282

Elizabeth T. Kennan/1992               702           265           895           334         1,391           513

John H. Mullin, III/1997(5)            710           225           905           284         1,407           436

Robert E. Patterson/1984               711           145           906           183         1,713           281

George Putnam, III/1984(7)             881           118         1,123           149         1,746           229

A.J.C. Smith/1986(6)                   --            --            --            347           --            532

W. Thomas Stephens/1997(5)             700           203           893           257         1,388           395
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                  Retirement                  Retirement
                                                                    benefits                    benefits
                                                     Aggregate       accrued     Aggregate       accrued
                                                  Compensation       as part  Compensation       as part
                                                      from the       of fund      from the       of fund
                                                          fund      expenses          fund      expenses
--------------------------------------------------------------------------------------------------------
                                                                                         Putnam VT
                                                             Putnam VT                International
                                                              Income                      Equity
Trustees                                                       Fund                        Fund
--------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)                               $2,172          $662        $1,552          $476

Charles B. Curtis/2001                                   2,148           588         1,535           422

John A. Hill/1985(5)(7)                                  3,657           764         2,613           549

Ronald J. Jackson/1996(5)                                2,180           607         1,557           436

Paul L. Joskow/1997(5)                                   2,169           433         1,556           311

Elizabeth T. Kennan/1992                                 2,132           789         1,524           567

John H. Mullin, III/1997(5)                              2,156           670         1,540           482

Robert E. Patterson/1984                                 2,158           432         1,542           310

George Putnam, III/1984(7)                               2,675           352         1,911           253

A.J.C. Smith/1986(6)                                        --           818            --           587

W. Thomas Stephens/1997(5)                               2,127           606         1,520           436
--------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                              Retirement                  Retirement                  Retirement
                                                benefits                    benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses          fund      expenses
------------------------------------------------------------------------------------------------------------------
                                           Putnam VT                 Putnam VT
                                         International             International                Putnam VT
                                       Growth and Income         New Opportunties               Investors
Trustees                                     Fund                       Fund                       Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,013          $313          $991          $306        $1,262          $414

Charles B. Curtis/2001               1,002           278           980           272         1,247           368

John A. Hill/1985(5)(7)              1,706           361         1,670           353         2,126           478

Ronald J. Jackson/1996(5)            1,017           287           995           281         1,265           380

Paul L. Joskow/1997(5)               1,012           205           990           200         1,259           271

Elizabeth T. Kennan/1992               995           373           973           365         1,237           494

John H. Mullin, III/1997(5)          1,005           317           984           310         1,252           419

Robert E. Patterson/1984             1,007           204           985           200         1,253           270

George Putnam, III/1984(7)           1,248           167         1,221           163         1,551           221

A.J.C. Smith/1986(6)                   --            387           --            380           --            511

W. Thomas Stephens/1997(5)             992           287           971           280         1,235           380
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                              Retirement                  Retirement
                                                benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses
------------------------------------------------------------------------------------
                                          Putnam VT                  Putnam VT
                                        Mid Cap Value               Money Market
Trustees                                    Fund                        Fund
------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $110           $35        $1,204          $381

Charles B. Curtis/2001                 109            31         1,191           339

John A. Hill/1985(5)(7)                179            41         2,030           440

Ronald J. Jackson/1996(5)              110            32         1,209           350

Paul L. Joskow/1997(5)                 107            23         1,211           250

Elizabeth T. Kennan/1992               104            42         1,183           455

John H. Mullin, III/1997(5)            109            36         1,196           386

Robert E. Patterson/1984               109            23         1,197           249

George Putnam, III/1984(7)             132            19         1,484           203

A.J.C. Smith/1986(6)                    --            --            --           471

W. Thomas Stephens/1997(5)             106            32         1,180           349
------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                              Retirement                  Retirement                  Retirement
                                                benefits                    benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses          fund      expenses
------------------------------------------------------------------------------------------------------------------
                                           Putnam VT                                             Putnam VT
                                              New                     Putnam VT                OTC & Emerging
                                          Opportunties               New Value                    Growth
Trustees                                     Fund                       Fund                       Fund
------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $2,713          $837        $1,037          $397          $771          $254

Charles B. Curtis/2001               2,684           744         1,027           263           762           226

John A. Hill/1985(5)(7)              4,570           967         1,747           343         1,299           294

Ronald J. Jackson/1996(5)            2,723           768         1,043           272           773           233

Paul L. Joskow/1997(5)               2,710           548         1,033           194           767           167

Elizabeth T. Kennan/1992             2,664           999         1,020           354           756           303

John H. Mullin, III/1997(5)          2,694           848         1,030           300           765           258

Robert E. Patterson/1984             2,697           547         1,032           194           766           166

George Putnam, III/1984(7)           3,342           446         1,279           158           948           135

A.J.C. Smith/1986(6)                   --          1,035           --            367           --            314

W. Thomas Stephens/1997(5)           2,657           767         1,016           272           755           233
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                              Retirement                  Retirement
                                                benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses
------------------------------------------------------------------------------------
                                        Putnam VT                   Putnam VT
                                         Research                Small Cap Value
Trustees                                   Fund                        Fund
------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)             $935          $290        $1,008          $283

Charles B. Curtis/2001                 925           258           998           252

John A. Hill/1985(5)(7)              1,576           335         1,697           327

Ronald J. Jackson/1996(5)              939           266         1,014           260

Paul L. Joskow/1997(5)                 934           190         1,004           186

Elizabeth T. Kennan/1992               919           346           992           338

John H. Mullin, III/1997(5)            929           294         1,002           287

Robert E. Patterson/1984               930           190         1,003           185

George Putnam, III/1984(7)           1,152           155         1,243           151

A.J.C. Smith/1986(6)                   --            359           --            349

W. Thomas Stephens/1997(5)             916           266           988           260
------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                                              Retirement                  Retirement
                                                benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses
--------------------------------------------------------------------------------------
                                            Putnam VT
                                        Utilities Growth              Putnam VT
                                          and Income                    Vista
Trustees                                     Fund                       Fund
--------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $1,010          $313          $965          $297

Charles B. Curtis/2001                 999           278           954           263

John A. Hill/1985(5)(7)              1,701           361         1,625           343

Ronald J. Jackson/1996(5)            1,014           287           969           272

Paul L. Joskow/1997(5)               1,009           205           964           194

Elizabeth T. Kennan/1992               992           373           948           354

John H. Mullin, III/1997(5)          1,003           317           958           300

Robert E. Patterson/1984             1,004           204           959           194

George Putnam, III/1984(7)           1,244           167         1,189           158

A.J.C. Smith/1986(6)                   --            387           --            367

W. Thomas Stephens/1997(5)             989           287           945           272
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                              Retirement                  Retirement
                                                benefits                    benefits
                                 Aggregate       accrued     Aggregate       accrued
                              Compensation       as part  Compensation       as part
                                  from the       of fund      from the       of fund
                                      fund      expenses          fund      expenses
-------------------------------------------------------------------------------------
                                        Putnam VT
                                         Voyager
Trustees                                   Fund
-------------------------------------------------------------------------------------
Jameson A. Baxter/1994(5)           $4,339        $1,343      $100,000      $215,500

Charles B. Curtis/2001               4,291         1,192       100,000       210,250

John A. Hill/1985(5)(7)              7,309         1,551       200,000       413,625

Ronald J. Jackson/1996(5)            4,355         1,232       100,000       214,500

Paul L. Joskow/1997(5)               4,335           897       100,000       215,250

Elizabeth T. Kennan/1992             4,261         1,601       100,000       207,000

John H. Mullin, III/1997(5)          4,307         1,360       100,000        208.75

Robert E. Patterson/1984             4,312           876       100,000       206,500

George Putnam, III/1984(7)           5,345           715       125,000       260,500

A.J.C. Smith/1986(6)                   --          1,661        93,333           --

W. Thomas Stephens/1997(5)           4,249         1,230       100,000       206,500
-------------------------------------------------------------------------------------


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date.
    For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family.
    For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of December 31, 2003, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were:


                                                Baxter          Hill       Jackson        Joskow    Mullin III      Stephens
                                                ----------------------------------------------------------------------------
Putnam VT American Government Income Fund         $785        $2,260        $1,159          $855          $897          $353
Putnam VT Capital Appreciation Fund               $276          $794          $407          $301          $315          $124
Putnam VT Capital Opportunities Fund               $51          $147           $75           $56           $58           $23
Putnam VT Discovery Growth Fund                   $567        $1,633          $837          $618          $648          $255
Putnam VT Diversified Income Fund               $1,083        $3,118        $1,599        $1,180        $1,238          $487
Putnam VT Equity Income Fund                       $74          $214          $110           $81           $85           $33
Putnam VT The George Putnam Fund of Boston      $1,077        $3,102        $1,591        $1,174        $1,231          $484
Putnam VT Global Asset Allocation Fund          $3,907       $11,252        $5,770        $4,257        $4,466        $1,757
Putnam VT Global Equity Fund                    $8,447       $24,327       $12,476        $9,205        $9,655        $3,799
Putnam VT Growth and Income Fund               $22,134       $63,742       $32,690       $24,118       $25,299        $9,955
Putnam VT Growth Opportunities Fund               $567        $1,634          $838          $618          $648          $255
Putnam VT Health Sciences Fund                    $728        $2,096        $1,075          $793          $832          $327
Putnam VT High Yield Fund                       $5,404       $15,564        $7,982        $5,889        $6,177        $2,431
Putnam VT Income Fund                           $5,355       $15,420        $7,908        $5,835        $6,120        $2,408
Putnam VT International Equity Fund             $1,558        $4,487        $2,301        $1,698        $1,781          $701
Putnam VT International Growth and Income Fund    $807        $2,323        $1,192          $879          $922          $363
Putnam VT International New Opportunities Fund    $791        $2,279        $1,169          $862          $905          $356
Putnam VT Investors Fund                        $1,052        $3,029        $1,553        $1,146        $1,202          $473
Putnam VT Mid-Cap Value Fund                       $38          $111           $57           $42           $44           $17
Putnam VT Money Market Fund                     $1,202        $3,462        $1,776        $1,310        $1,374          $541
Putnam VT New Opportunities Fund               $12,074       $34,771       $17,832       $13,156       $13,800        $5,431
Putnam VT New Value Fund                          $894        $2,574        $1,320          $974        $1,021          $402
Putnam VT OTC & Emerging Growth Fund              $614        $1,769          $907          $669          $702          $276
Putnam VT Research Fund                           $741        $2,135        $1,095          $808          $847          $333
Putnam VT Small Cap Value Fund                    $788        $2,269        $1,163          $858          $900          $354
Putnam VT Utilities Growth and Income Fund      $4,603       $13,254        $6,798        $5,015        $5,261        $2,070
Putnam VT Vista Fund                              $883        $2,544        $1,305          $963        $1,010          $397
Putnam VT Voyager Fund                         $18,130       $52,210       $26,776       $19,755       $20,722        $8,154


(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his services as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the Retirement Plan for Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

2.ADOPTION OF STANDARDIZED FUNDAMENTALINVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the affected funds approve revisions to certain fundamental investment restrictions currently observed by such funds. Generally, the purpose of these proposed changes is to increase each fund''s investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Putnam funds.

Background. The 1940 Act requires registered investment companies like the funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental."Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed revisions to certain of the fundamental investment restrictions of the funds are discussed below. By revising these fundamental investment restrictions, the Trustees believe that Putnam Management will be better able to manage the funds in a changing regulatory or investment environment. In addition, the process of monitoring the funds' compliance with investment restrictions will be simplified. To the extent multiple proposals apply to the same fund, the adoption of any of these proposals is not contingent on the adoption of any other proposal.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING.

Affected funds:

Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Growth and Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

The Trustees recommend that each affected fund's fundamental investment restriction with respect to borrowing be revised to reflect the standard restriction expected to be used by other Putnam funds. Under the 1940 Act, a fund may borrow up to 33 1/3% of its total assets. Generally, each of the affected fund's current restriction is more restrictive. Each of the affected funds currently is subject to one of the following restrictions relating to borrowing:

  "The fund may not...[b]orrow money in excess of 10% of the value (taken at the lower of cost or current value) of [the fund's] total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. (All affected funds other than Putnam VT Voyager Fund)

  "The fund may not...[b]orrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures and stock indices. (Putnam VT Voyager
  Fund)

The proposed fundamental investment restriction for each affected fund is set forth below:

  "The fund may not...[b]orrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

If the proposed change is approved, each affected fund will not be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new restriction would not prohibit an affected fund from borrowing for leveraging purposes, although Putnam Management currently has no intention of borrowing for such purposes. If an affected fund were to borrow money, its net assets would tend to increase or decrease to a greater extent with market changes than if the fund had not borrowed money.

Putnam Management believes that this enhanced flexibility could assist each affected fund in achieving its investment objective. In circumstances in which an affected fund's available cash is not sufficient to meet, among other things, shareholder redemptions, Putnam Management believes that it may be advantageous at times for an affected fund to borrow money instead of raising cash by selling its portfolio securities, which could be disruptive to the fund's investment strategy.

In a separate proposal (see Proposal 2.B below), shareholders of these affected funds are being asked to approve an amendment to each affected fund's restriction on lending. The proposed revisions would, subject to the limitations discussed below, permit an affected fund to participate in an "interfund lending program," which would allow the fund, through a master loan agreement, to lend available cash to and borrow from other Putnam funds. As stated above, certain of the affected funds may currently borrow money only from banks. Each affected fund would be able to borrow money under the interfund lending program only if the interest rate on the loan is more favorable to the fund than the interest rates otherwise available for short-term bank loans, as well as being more favorable to the lending fund than available repurchase agreement rates. Putnam Management believes that the ability to engage in such borrowing transactions will allow an affected fund to pay lower interest rates on its borrowings. An affected fund could, in certain circumstances, have its loan recalled by a lending fund on one day's notice. In these circumstances, the affected fund might have to borrow from a bank at a higher interest rate if loans were not available from other Putnam funds.

The Putnam funds have received an exemptive order from the SEC which permits interfund lending between Putnam funds so long as certain conditions are satisfied.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.B.AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING
LOANS.

Affected funds:

Putnam VT American Government Income Fund
Putnam VT Capital Appreciation Fund
Putnam VT Capital Opportunities Fund
Putnam VT Discovery Growth Fund
Putnam VT Equity Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Equity Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund
Putnam VT Investors Fund
Putnam VT Mid Cap Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Value Fund

The Trustees recommend that each affected fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction used by other Putnam funds, to remove any limitations on each affected fund's ability to enter into repurchase agreements and securities loans and to clarify that each affected fund is permitted (subject to the limitation discussed above) to participate in the proposed interfund lending program described in Proposal 2.A. Each affected fund currently is subject to the following fundamental investment restriction, which states that such affected fund may not:

  "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

The proposed amended fundamental investment restriction for each affected fund is set forth below:

  "The fund may not...[m]ake loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment, each affected fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit. Putnam Management believes that this increased investment flexibility could assist each affected fund in achieving its investment objective. When a fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When a fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower. These transactions must be fully collateralized at all times, but involve some risk to the fund if the borrower should default on its obligation. If the borrower in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the borrower's estate.

If the proposal is approved, each affected fund would be able to participate in an interfund lending program and make loans to other Putnam funds for short-term purposes. As discussed in Proposal 2.A, a fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that a fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause a fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
DIVERSIFICATION OF INVESTMENTS.

Affected funds: All funds

The Trustees recommend that each affected fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restrictions expected to be used by the other Putnam funds, depending on whether the affected fund is a "diversified" fund or a "non-diversified" fund.

Under the 1940 Act, a "diversified" fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities, cash, cash items or the securities of other regulated investment companies). The remaining 25% of the fund's total assets is not subject to this restriction. A "non-diversified" fund is not subject to the 1940 Act restriction discussed above, but is only subject to the rules under the Internal Revenue Code of 1986, as amended (the "Code"), which require that a fund diversify its holdings at the end of each fiscal quarter such that, with respect to 50% of the fund's total assets, the fund does not have more than 5% of its total assets invested in any one issuer. The remaining 50% of the fund's assets is not subject to this 5% limitation, although with respect to that portion of its assets the fund may not invest more than 25% in any issuer. Neither of these Code requirements applies to U.S. government securities, cash, cash items or the securities of other regulated investment companies.

Each of the funds is currently subject to one of the following fundamental restrictions relating to diversification:

  "The fund may not...[w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities." (Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund.)


OR


  "The fund may not...[w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities." (all affected funds except Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund).

The proposed amended fundamental investment restrictions for each of the funds are set forth below:

  "The fund may not ...[w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities." (Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income
   Fund)


OR


"The fund may not ...[w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

(For all funds except Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund.)

If the proposed change is approved, each affected fund will continue to be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restrictions would continue to exclude from its limitations U.S. government securities, cash and cash items, and would also exclude from its limitations securities of other investment companies. The proposed changes would not result in a "diversified" fund becoming a "non-diversified" fund or a "non-diversified" fund becoming a "diversified" fund.

The purpose of these proposed changes is to reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions with respect to diversification of investments. The proposed revisions would also permit each affected fund to invest in shares of Putnam money market funds, Putnam short-term bond funds or other Putnam entities that operate as cash management investment vehicles in excess of the limitations discussed above, by excluding from these limitations securities of other investment companies.

The Putnam funds have received an exemptive order from the SEC which permits "cash sweep" arrangements in which a fund invests all or a portion of its available cash in a Putnam cash management investment vehicle, such as a Putnam money market fund, rather than directly in short-term instruments. If the proposed change is approved, each affected fund will be able to invest up to 25% of its total assets in a Putnam money market fund or other Putnam cash management investment vehicle, in accordance with the conditions set forth in the SEC exemptive order. Putnam Management believes that use of a Putnam money market fund or other Putnam cash management investment vehicle to invest an affected fund's uninvested cash and cash collateral from securities lending arrangements may achieve greater efficiencies, reduce fund management expenses and increase returns. Moreover, use of a Putnam money market fund or other Putnam cash management investment vehicle in these instances would permit an affected fund's management team to focus on the management of the principal investments of the fund.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.


2.D. AMENDING A FUND'S INVESTMENT OBJECTIVE
Affected fund: Putnam VT Equity Income Fund

The Trustees recommend that the affected fund's shareholders approve an amendment to the affected fund's investment objective, which, as disclosed in the affected fund's prospectus, states:

The fund seeks current income. Capital growth is a secondary objective when consistent with seeking current income. The proposed new investment objective of the affected fund is the following:

The proposed new investment objective of the affected fund is the following:

The fund seeks capital growth and current income.

Putnam Management believes that the affected fund's current investment objective, which gives priority to current income, could under certain circumstances impair the management team's ability to pursue total return. Putnam Management believes that, by restating the fund's investment objective to give greater emphasis to capital growth, the affected fund's management team will be able, consistent with the affected fund's non-fundamental policy of investing at least 80% of the fund's net assets in common stocks and other equity investments that offer potential for current income, to give more weight to stocks that Putnam Management believes have the potential to contribute to the capital growth of the affected fund. The non-fundamental policy may not be changed without providing at least 60 days' advance notice to shareholders.

If approved, the proposed investment objective is not expected to have a material effect on the investment strategy of the affected fund in the near term, although it may over time lead to increased investments in growth stocks. Growth stocks may trade at a higher multiple of current earnings than other stocks. The values of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the management team's assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the management team has placed on it.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

3.APPROVING AN AMENDMENT TO DECLARATION OF TRUST.

Affected funds: All funds

The Trustees of the Trust have approved and recommend shareholder authorization of a proposal to amend the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") to expressly provide that the Trust may pay redemption proceeds in-kind (i.e., by delivering portfolio securities rather than cash). The Declaration of Trust provides that it may be amended by the Trustees when authorized by the Trust's shareholders.

Article VI, Section 2 to the Declaration of Trust currently reads as follows:

Section 2.The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The proposed amendment to the Declaration of Trust is set forth below.

Article VI
Distributions, Redemptions and Repurchases
***
Redemption and Repurchases

Section 2.The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Payment for any redemption, purchase or repurchase may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment.

Putnam Management recommends the proposed change to modernize and standardize this provision of the Declaration of Trust. The Declaration of Trust is currently silent on the matter of the permitted form of redemption payments and could be construed as permitting only a cash payment. Although the Trust has no current intention to redeem its shares other than for cash, Putnam Management believes that the explicit authority to pay a redemption wholly or partially in kind may benefit the Trust's remaining shareholders in circumstances where a fund is facing significant redemptions. If shares are redeemed in kind, the redeeming share-holder would incur brokerage costs in converting the portfolio securities into cash. If the proposal is approved by the Trust's shareholders, the Trust, on behalf of each fund of the Trust, intends to file an election with the SEC under Rule 18f-1 under the 1940 Act, which will commit each fund to pay in cash any requests for redemption by a single shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of the 90-day period.

Required Vote. All shares of the Trust will vote together as a single class, and approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of the Trust entitled to vote.

Further information about voting and the meeting

Quorum and methods of tabulation. The shareholders of each fund vote separately with respect to each proposal other than the election of Trustees (Proposal 1) and approving the amendment to the Trust's
Declaration of Trust (Proposal 3), in which case shareholders of each series of the Trust vote together as a single class. In the case of each fund, 30% of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a vote" against the proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of each of the other funds of the Trust. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, Putnam Retail Management and the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. Your fund may arrange to have PFPC, Inc., a proxy solicitation firm, call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners' identities, to allow them to authorize the voting of their units in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number Putnam Management has in its records for their accounts (or that Putnam Management obtains from the Insurance Companies), and would be asked for their Social Security number or other identifying information. The Contract Owners would then be given an opportunity to give their instructions. To ensure that the Contract Owners' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this proxy statement and then signing, dating and mailing the ballot in the envelope provided.
If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each insurance company shareholder will vote the shares for which it receives timely voting instructions from Contract owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each insurance company shareholder will be voted in the same proportion as votes cast by Contract owners. Accordingly, there are not expected to be any "broker non-votes".

Contract Owners have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card, and follow the instructions on the Internet site. The Internet voting procedures are designed to authenticate Contract Owners' identities, to allow Contract Holders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Contract Owners.

The Trust's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies and the giving of voting instructions. Consistent with this policy, your fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Putnam funds have retained at their own expense PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $1.3 million plus reasonable out-of- pocket expenses for mailing. Putnam Variable Trust will pay its allocable portion of such fee, which is not expected to exceed $____. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either
(i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

Revocation of instructions. Any Contract Owner giving instructions to an insurance company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In addition, your fund has voluntarily undertaken to hold shareholder meetings at least every five years. In accordance with the regulations of the SEC, in order to be eligible for inclusion in your fund's proxy statement for such a meeting, a shareholder or Contract Owner proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder or Contract Owner must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. All shareholder proposals must also comply with other requirements of the SEC's rules and the Declaration of Trust.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting with respect to any fund for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting by the relevant fund to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting by any fund may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal for any other fund.

Financial information. The Trust will furnish to you upon request and without charge, a copy of the Trust's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-521-0538.

Fund Information

Putnam Investments. Putnam Investment Management, LLC, the funds' investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian, and Putnam Retail Management Limited Partnership, the fund's principal underwriter, are also subsidiaries of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Litigation. Exhibit B to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to your fund as of [June 30], 2004.

Limitation of Trustee liability. The Declaration of Trust provides that the Trust will indemnify the Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent registered public accounting firm. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 as the independent registered public accounting firm for each fund's current fiscal year. This firm is among the country's preeminent independent registered public accounting firms. The firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting to make statements and to respond to appropriate questions.

The following table presents fees billed for the fiscal periods December 31, 2002 and December 31, 2003 for services rendered to a fund:


-----------------------------------------------------------------------------------------------------------------------
               Putnam VT          Putnam VT        Putnam VT         Putnam VT         Putnam VT         Putnam VT
               American           Capital          Capital           Discovery         Diversified       Equity
               Government         Appreciation     Opportunties      Growth            Income            Income
               Income Fund        Fund             Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Audit Fee      2003 -- 28,185    2003 -- 23,359    2003 -- 22,689    2003 --  25,496   2003 -- 71,752    2003 -- 22,762
               2002 -- 23,302    2002 -- 23,010    2002 -- 0         2002 --  34,791   2002 -- 61,784    2002 -- 0
-----------------------------------------------------------------------------------------------------------------------
Audit Related  2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 24,000*   2002 -- 0         2002 -- 0
-----------------------------------------------------------------------------------------------------------------------
Tax Fees       2003 -- 1,820     2003 -- 1,724     2003 -- 2,625     2003 -- 1,724     2003 -- 5,136     2003 -- 2,625
               2002 -- 1,904     2002 -- 2,578     2002 -- 0         2002 -- 2,579     2002 -- 4,703     2002 -- 0
-----------------------------------------------------------------------------------------------------------------------
All Other      2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
               Putnam VT          Putnam VT        Putnam VT         Putnam VT         Putnam VT         Putnam VT
               The George         Global Asset     Global            Growth and        Growth            Health
               Putnam Fund        Allocation       Equity            Income            Opportunties      Sciences
               of Boston          Fund             Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Audit Fee      2003 -- 54,409    2003 -- 62,426    2003 -- 54,273    2003 -- 81,084    2003 -- 25,668    2003 -- 23,444
               2002 -- 44,982    2002 -- 64,313    2002 -- 55,745    2002 -- 57,753    2002 -- 23,241    2002 -- 20,631
-----------------------------------------------------------------------------------------------------------------------
Audit Related  2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0
-----------------------------------------------------------------------------------------------------------------------
Tax Fees       2003 -- 3,361     2003 -- 4,977     2003 -- 6,217     2003 -- 2,717     2003 -- 1,719     2003 -- 1,750
               2002 -- 3,259     2002 -- 4,839     2002 -- 6,105     2002 -- 3,604     2002 -- 1,884     2002 -- 1,930
-----------------------------------------------------------------------------------------------------------------------
All Other      2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
               Putnam VT                           Putnam VT         Putnam VT         Putnam VT
               High              Putnam VT         International     International     International     Putnam VT
               Yield             Income            Equity            Growth and Income New Opportunties  Investors
               Fund              Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Audit Fee      2003 -- 62,730    2003 -- 78,174    2003 -- 47,132    2003 -- 32,702    2003 -- 31,260    2003 -- 29,196
               2002 -- 53,770    2002 -- 62,300    2002 -- 37,502    2002 -- 28,447    2002 -- 27,729    2002 -- 29,353
-----------------------------------------------------------------------------------------------------------------------
Audit Related  2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 23,100*   2002 -- 0         2002 -- 0         2002 -- 0
-----------------------------------------------------------------------------------------------------------------------
Tax Fees       2003 -- 3,233     2003 -- 2,382     2003 -- 5,966     2003 -- 2,354     2003 -- 3,859     2003 -- 1,762
               2002 -- 3,297     2002 -- 2,441     2002 -- 2,487     2002 -- 2,384     2002 -- 5,298     2002 -- 2,058
-----------------------------------------------------------------------------------------------------------------------
All Other      2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
               Putnam VT                           Putnam VT         Putnam VT         Putnam VT
               Mid Cap           Putnam VT         New               New               OTC & Emerging    Putnam VT
               Value             Money Market      Opportunties      Value             Growth            Research
               Fund              Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Audit Fee      2003 -- 22,707    2003 -- 46,031    2003 -- 54,241    2003 -- 24,954    2003 -- 19,338    2003 -- 24,820
               2002 -- 0         2002 -- 37,838    2002 -- 42,405    2002 -- 21,605    2002 -- 19,560    2002 -- 20,619
-----------------------------------------------------------------------------------------------------------------------
Audit Related  2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0
-----------------------------------------------------------------------------------------------------------------------
Tax Fees       2003 -- 2,625     2003 -- 1,459     2003 -- 1,847     2003 -- 1,758     2003 -- 1,734     2003 -- 1,883
               2002 -- 0         2002 -- 1,364     2002 -- 2,517     2002 -- 1,949     2002 -- 1,886     2002 -- 1,884
-----------------------------------------------------------------------------------------------------------------------
All Other      2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
               Putnam VT         Putnam VT
               Small Cap         Utilities         Putnam VT         Putnam VT
               Value             Growth and Income Vista             Voyager
               Fund              Fund              Fund              Fund
-------------------------------------------------------------------------------------
Audit Fee      2003 -- 26,076    2003 -- 28,625    2003 -- 35,661    2003 -- 70,643
               2002 -- 22,641    2002 -- 30,612    2002 -- 35,767    2002 -- 57,032
-------------------------------------------------------------------------------------
Audit Related  2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0
-------------------------------------------------------------------------------------
Tax Fees       2003 -- 1,811     2003 -- 2,307     2003 -- 1,756     2003 -- 1,933
               2002 -- 1,964     2002 -- 2,377     2002 -- 1,984     2002 -- 2,959
-------------------------------------------------------------------------------------
All Other      2003 -- 0         2003 -- 0         2003 -- 0         2003 -- 0
Fees           2002 -- 0         2002 -- 0         2002 -- 0         2002 -- 0
-------------------------------------------------------------------------------------

* Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.



AUDITOR  NON AUDIT FEE TABLE

-----------------------------------------------------------------------------------------------------------------------
               Putnam VT          Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
               American           Capital           Capital           Discovery         Diversified       Equity
               Government         Appreciation      Opportunties      Growth            Income            Income
               Income Fund        Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Non-Audit Fee  2003 -- 142,650    2003 -- 142,554   2003 -- 143,455   2003 -- 142,554   2003 -- 145,966   2003 -- 143,455
               2002 -- 1,904      2002 -- 2,578     2002 -- 0         2002 -- 26,579    2002 -- 4,703     2002 -- 0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
               Putnam VT          Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
               The George         Global Asset      Global            Growth and        Growth            Health
               Putnam Fund        Allocation        Equity            Income            Opportunties      Sciences
               of Boston          Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Non-Audit Fee  2003 -- 144,191    2003 -- 145,807   2003 -- 147,047   2003 -- 143,547   2003 -- 142,549   2003 -- 142,580
               2002 -- 3,259      2002 -- 4,839     2002 -- 6,105     2002 -- 3,604     2002 -- 1,884     2002 -- 1,930
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
               Putnam VT                            Putnam VT         Putnam VT         Putnam VT
               High               Putnam VT         International     International     International     Putnam VT
               Yield              Income            Equity            Growth and Income New Opportunties  Investors
               Fund               Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Non-Audit Fee  2003 -- 144,063    2003 -- 143,212   2003 -- 146,796   2003 -- 143,184   2003 --144,689    2003 -- 142,592
               2002 -- 3,297      2002 -- 2,441     2002 -- 25,587    2002 -- 2,384     2002 -- 5,298     2002 -- 2,058
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
               Putnam VT                            Putnam VT         Putnam VT         Putnam VT
               Mid Cap            Putnam VT         New               New               OTC & Emerging    Putnam VT
               Value              Money Market      Opportunties      Value             Growth            Research
               Fund               Fund              Fund              Fund              Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Non-Audit Fee  2003 -- 143,455    2003 -- 142,289   2003 -- 142,677   2003 -- 142,588   2003 -- 142,564   2003 -- 142,713
               2002 -- 0          2002 -- 1,364     2002 -- 2,517     2002 -- 1,949     2002 -- 1,886     2002 -- 1,884
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
               Putnam VT          Putnam VT
               Small Cap          Utilities         Putnam VT         Putnam VT
               Value              Growth and Income Vista             Voyager
               Fund               Fund              Fund              Fund
-------------------------------------------------------------------------------------
Non-Audit Fee  2003 -- 142,641    2003 -- 143,137   2003 -- 142,586   2003 -- 142,763
               2002 -- 1,964      2002 -- 2,377     2002 -- 1,984     2002 -- 2,959
-------------------------------------------------------------------------------------



Pre-Approval Policies of the Audit and Pricing Committee.

The Audit and Pricing Committee has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditor will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds' independent auditor, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees and why this work must be performed by the audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditor for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditors' engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each fund's last two fiscal years, such fund's principal auditors did not bill for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

Officers and other information. All of the officers of the Trust, with the exception of Mr. Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management, Putnam Retail Management or their affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam LLC, Messrs. Haldeman, Putnam, III and Smith (nominees for Trustees of the Trust), as well as the officers of the Trust, will benefit from the management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by each fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:


-------------------------------------------------------------------------------------------------------
                                                                         Office with the fund to
                                               Year first                office during past five years
Name      (birthdate)                          elected                   Business experience
-------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38)*                   1989                      Managing Director,
Executive Vice President,                                                Putnam Investments
Associate Treasurer and                                                  Putnam Management
Principal Executive Officer
-------------------------------------------------------------------------------------------------------
Jonathan S. Horwitz (6/4/55)*                  2004                      Managing Director,
Senior Vice President and Treasurer                                      Putnam Investments
-------------------------------------------------------------------------------------------------------
Steven D. Krichmar (6/27/58)                   2002                      Senior Managing Director,
Vice President and Principal                                             Putnam Investments.
Financial Officer                                                        Prior to 2001, Mr.Krichmar
                                                                         was a Partner at
                                                                         PricewaterhouseCoopers, LLP
-------------------------------------------------------------------------------------------------------
Michael T. Healy (1/24/58)                     2000                      Managing Director,
Assistant Treasurer and Principal                                        Putnam Investments
Accounting Officer
-------------------------------------------------------------------------------------------------------
Beth S. Mazor (4/6/58)                         2002                      Senior Vice President,
Vice President                                                           Putnam Investments
-------------------------------------------------------------------------------------------------------
Daniel T. Gallagher (2/27/62)*                 2004                      Vice President, Putnam
Vice President and Legal and                                             Investments. Prior to
Compliance Liaison Officer                                               2004, Mr. Gallagher was an
                                                                         Associate for Ropes &
                                                                         Gray LLP; Prior to 2000,
                                                                         he was a Law Clerk for the
                                                                         Massachusetts Supreme
                                                                         Judicial Court
-------------------------------------------------------------------------------------------------------
Mark C. Trenchard (6/5/62)                     2002                      Senior Vice President,
Vice President and                                                       Putnam Investments
BSA Compliance Officer
-------------------------------------------------------------------------------------------------------
Francis J. McNamara (8/19/55)                  2004                      Senior Managing Director,
Vice President and Chief Legal Officer                                   Putnam Investments,
                                                                         Putnam Management
                                                                         and Putnam Retail
                                                                         Management. Prior
                                                                         to 2004, Mr. McNamara
                                                                         was General Counsel of
                                                                         State Street Research
                                                                         & Management
-------------------------------------------------------------------------------------------------------
James P. Pappas (2/24/53)                      2004                      Managing Director,
Vice President                                                           Putnam Investments and
                                                                         Putnam Management.
                                                                         During 2002, Mr.Pappas
                                                                         was Chief Operating
                                                                         Officer of Atalanta/
                                                                         Sosnoff Management
                                                                         Corporation; prior to
                                                                         2001 he was President
                                                                         and Chief Executive
                                                                         Officer of UAM
                                                                         Investment Services, Inc.
-------------------------------------------------------------------------------------------------------
Richard S. Robie, III (3/30/60)                2004                      Senior Managing Director,
Vice President                                                           Putnam Investments,
                                                                         Putnam Management
                                                                         and Putnam Retail
                                                                         Management. Prior to
                                                                         2003, Mr. Robie was Senior
                                                                         Vice President of United
                                                                         Asset Management
                                                                         Corporation
-------------------------------------------------------------------------------------------------------
Judith Cohen (6/7/45)                          1993                      Clerk and Assistant
Clerk and Assistant Treasurer                                            Treasurer, The Putnam
                                                                         Funds
-------------------------------------------------------------------------------------------------------

* Officers of each fund who are members of the Trustees' independent administrative staff.
  Compensation for these officers is fixed by the Trustees and reimbursed by Putnam management.






Shares outstanding of your fund as of July 31, 2004
------------------------------------------------------------------------------------------------------------------------
Fund                                                         Class IA               Class IB
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery growth Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
------------------------------------------------------------------------------------------------------------------------
Putnam Global Equity Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
------------------------------------------------------------------------------------------------------------------------
Putnam Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Putnam Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

Share Ownership

At July 31, 2004 the officers and Trustees as a group owned directly no shares of the Trust or any fund thereof. Except to the extent set forth below, to the knowledge of the Trust no person owned of record beneficially 5% or more of the shares of any fund of the Trust.

                                                             Shareholder name                           Percentage
Fund and class                                               and address                                owned
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund IA                 The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund IB                 Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund IB                 The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund IB                 Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund IA                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund IA                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund IA                      Putnam Investments (9)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund IB                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund IB                      Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund IB                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund IA                       The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund IB                       Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund IB                       The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund IB                       Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund IA                           The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund IB                           Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund IB                           The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund IB                           ING Life Companies (5)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund IA                         The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund IB                         Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund IB                         The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund IB                         Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund IA                              The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund IA                              The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund IB                              Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund IB                              The Hartford Y (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund IB                              MetLife Investors Insurance Company (8)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund IB                              The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston IA                The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston IB                Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston IB                The Hartford  (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston IB                Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund IA                    The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund IB                    Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund IB                    The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund IB                    Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund IA                              The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund IB                              Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund IB                              The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund IB                              Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund IB                              TransAmerica Life Insurance Company (11)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund IA                          The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund IB                          Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund IB                          The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund IB                          Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund IB                          Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund IA                       The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund IB                       Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund  IB                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund IB                       Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund IA                            The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund IB                            Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund IB                            Lincoln National Life Insurance Company (7)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund IB                            AXP IDS Life (3)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund IB                            The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund IA                                 The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund IB                                 Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund IB                                 The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund IB                                 AXP IDS Life (3)
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund IB                                 Lincoln National Life Insurance Company (7)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund IA                                     The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund IB                                     Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund IB                                     The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund IB                                     Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund IA            The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund IB            Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund IB            The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund IB            Lincoln National Life Insurance Company (7)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund IB            ING Life Companies (5)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund IA                       The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund IA                       MetLife Investors Insurance Company (8)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund IB                       Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund IB                       AXP IDS Life (3)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund IB                       Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund IB                       MetLife Investors Insurance Company (8)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund IB                       The Travelers Life Insurance Company (10)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund IB                       The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund IA            The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund IB            AXP IDS Life (3)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund IB            Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund IA                                  The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund IB                                  Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund IB                                  The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund IB                                  Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund IA                              The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund IA                              The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund IB                              Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund IB                              The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund IB                              The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund IB                              Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund IA                               The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund IB                               Allstate Life Insurance Company O (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund IB                               The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund IB                               TransAmerica Life Insurance Company (11)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund IB                               Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund IA                          The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund IA                          AXP IDS LIFE (3)
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund IB                          Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund IB                          The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund IB                          Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Value Fund IA                                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Value Fund IB                                      Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Value Fund IB                                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund IA                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund IA                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund IB                      Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund IB                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund IB                      Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund IA                                   The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund IB                                   Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund IB                                   The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund IB                                   Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund IA                            The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund IB                            Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund IB                            The Travelers Life Insurance Company (10)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund IB                            Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund IB                            The Travelers Life Insurance Company (10)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund IB                            Integrity Life Insurance Company (6)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund IA                The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund IB                Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund IB                The Hartford E (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund IB                Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund IA                                      The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund IB                                      AXP IDS Life (3)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund IB                                      Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund IB                                      American Express Financial Advisors (2)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund IA                                    The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund IB                                    Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund IB                                    The Hartford (4)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund IB                                    Allstate Life Insurance Company (1)
------------------------------------------------------------------------------------------------------------------------


The addresses for the shareholders listed above are:

 (1) Allstate Life Insurance Co., 3100 Sanders Rd., Northbrook, IL
     60062

 (2) American Express Financial Advisors, 733 Marquette Avenue,
     Minneapolis, MN  55041

 (3) AXP IDS Life, 1497 AXP Financial Center, Minneapolis, MN 55474-0014

 (4) The Hartford, 200 Hopmeadow St., Simsbury, CT  06089

 (5) ING Life Companies, 1290 Broadway, Denver, CO  80203

 (6) Integrity Life Insurance Co., 515 West Market St., Louisville, KY
     40202

 (7) Lincoln National Life Insurance Co., 1300 South Clinton St., Fort Wayne, IN 46801

 (8) MetLife Investors Insurance Company, One Madison Ave., Area 5H, New York, NY 10010

 (9) Putnam Investments, One Post Office Square, Boston, MA  02109

(10) The Travelers Life Insurance Company, One Tower Square, Hartford,
     CT  06183

(11) TransAmerica Life Insurance Co., 4333 Edgewood Rd. NE, Cedar
     Rapids, IA  52499

Each of the Insurance Companies has agreed to vote its shares in proportion to and in the manner instructed by Contract Owners. Allstate Life Insurance Co., American Express Financial Advisors, The Hartford, ING Life Companies, Integrity Life Insurance Co., Lincoln National Life Insurance Co., MetLife Investors Insurance Company, The Travelers Life Insurance Company and TransAmerica Life Insurance Company, or any of them together, may be deemed to be a controlling person of each of the funds.




EXHIBIT A

Board Policy and Nominating Committee Charter

This Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees and the conduct of legal affairs for the Funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and make recommendations to the Board as appropriate. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders.. The Committee is comprised exclusively of Independent Trustees.

EXHIBIT  B

Litigation

1.The plaintiff named below alleges that the defendants engaged in, or allowed others to engage in, activities that took advantage of the way mutual fund shares are priced in exchange for investments that benefited the managers and advisers of the funds, but which harmed investors and the funds themselves. The plaintiff's complaint sets forth violations of
Section 36 of the 1940 Act, Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), Section 10(b) and Section 20(a) of the 1934 Act, breach of fiduciary duty, and civil conspiracy. The plaintiff seeks declaratory relief, damages, pre and post judgment interest and attorney's fees and costs.

Case Name Defendants Court Date Instituted
------------------------------------------------------------------------
Gladys Baker Putnam Management 1 United States April 5,2004
(derivatively on Omid Kamshad District Court
behalf of the Putnam Justin Scott for the District
Fund for Growth & Putnam Trustees 2 of Delaware
Income, Putnam Putnam Funds 3
Europe Equity Fund, (nominal)
and the Putnam Funds)
v. Putnam Investment
Management LLC, et al.
------------------------------------------------------------------------

2.The plaintiffs named below allege that the defendants engaged in, permitted and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs generally claim violations of Section 36 of the 1940 Act, Section 206 of the Advisers Act, Section 10(b) of the 1934 Act and Rule 10b-5, Section 20(a) of the 1934 Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages and attorney's fees and costs.

Case Name Defendants Court Date Instituted
------------------------------------------------------------------------
Joanne S. Baseman Putnam Management United States Dec.16,2003 (derivatively on behalf Omid Kamshad District Court of Putnam International Justin Scott for the District
Equity Fund and the William Woolverton of Maryland
Putnam Funds) Putnam Trustees
v.Putnam Investment Putnam Funds
Management, Inc., et al.(nominal)
------------------------------------------------------------------------
John K. Clement Putnam Management United States Nov.26,2003 (derivatively on behalf Omid Kamshad District Court of several individual Justin Scott for the District
funds and the William Woolverton of Maryland
Putnam Funds) Putnam Trustees
v. Putnam Investment Putnam Funds
Management Inc., et al.(nominal)
------------------------------------------------------------------------
Simon J. Denenberg Putnam Management United States Jan.30,2004 (derivatively on behalf Omid Kamshad District Court of the Putnam U.S.Justin Scott for the District
Government Income William Woolverton of Maryland
Trust and the Putnam Putnam Trustees
Funds) v.Putnam Putnam Funds
Investment Management, (nominal)
Inc., et al.
------------------------------------------------------------------------
Diane Hutto and Putnam Management United States Nov.12,2003
Dina Rozenbaum Putnam Trustees District Court
(derivative on behalf Justin M.Scott for the District
of several individual Omid Kamshad of Maryland
funds and the Putnam Certain of .cers of the
Funds) v. Putnam, LLC, Putnam Funds and
et.al.Putnam Management
John Does 1-100
Putnam Funds
(nominal)
------------------------------------------------------------------------
Seth B. Marks (derivative Putnam Management United States Dec.3,2003 on behalf of several Putnam Trustees District Court
individual funds and the Justin M. Scott for the District
Putnam Funds) Omid Kamshad of Maryland
v.Putnam,LLC, et.al.Certain officers of the
Putnam Funds and
Putnam Management
John Does 1-100
Putnam Funds
(nominal)
------------------------------------------------------------------------
Cynthia Puleo (derivative Putnam Management United States Dec.16,2003 on behalf of several Putnam Trustees District Court
individual funds and the Justin M. Scott for the District
Putnam Funds) Omid Kamshad of Maryland
v.Putnam, LLC, et al .Certain officers of the
Putnam Funds and
Putnam Management
John Does 1-100
Putnam Funds
(nominal)
------------------------------------------------------------------------
Edward L.Segel Putnam Management United States Jan.23,2004
(derivative on behalf Putnam Trustees District Court
of individual fund Omid Kamshad for the District
and the Putnam Funds) Justin Scott of Maryland
v.Putnam,LLC,et al.William Woolverton
Putnam Funds
(nominal)
------------------------------------------------------------------------
Zachary Alan Starr Putnam Management United States Nov.6,2003 (derivative on behalf Putnam Trustees District Court of Putnam International Omid Kamshad for the District
Equity Fund and the Justin M.Scott of Maryland
Putnam Funds) Putnam Funds
v.Putnam Investment (nominal)
Management, et al.
------------------------------------------------------------------------

3.The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or time their mutual fund trades. The plaintiffs generally claim of breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution and attorney's fees and costs.

Case Name Defendants Court Date Instituted
------------------------------------------------------------------------
Leon Brazin Putnam Trustees Superior Court March 15,2004
(derivatively on behalf Putnam Management of Suffolk County, of Putnam Vista Fund) Putnam Vista Fund MA; Stipulation
v.John A.Hill, et al.(nominal) agreeing to
Certain officers of the removal and
Putnam Funds and transfer to
Putnam Management United States
District Court for
the District of
Maryland executed
on April 23,2004
------------------------------------------------------------------------
Peter Kavaler Putnam Trustees Superior Court March 15,2004
(derivatively on behalf Putnam Management of Suffolk County, of Putnam Income Putnam Income Fund MA; Stipulation
Fund) v. John A. Hill,(nominal) agreeing to
et al. Certain officers of the removal and
Putnam Funds and transfer to
Putnam Management United States
District Court for
the District of
Maryland executed
on April 23,2004
------------------------------------------------------------------------
Todd Klein (derivatively Putnam Trustees United States Jan.27,2004 on behalf of Putnam Putnam Management District Court
Global Equity Fund) Putnam Global Equity for the District
v. John A. Hill, et al.Fund (nominal) of Maryland
Certain officers of the
Putnam Funds and
Putnam Management
------------------------------------------------------------------------
Steven Wiegand Putnam Trustees United States Jan.27,2004
(derivatively on behalf Putnam Management District Court
of Putnam Classic Putnam Classic Equity for the District
Equity Fund) Fund (nominal) of Maryland
v.John A. Hill et al. Certain officers of the
Putnam Funds and
Putnam Management
------------------------------------------------------------------------

4.The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.

Case Name Defendants Court Date Instituted
------------------------------------------------------------------------
Stern (derivative on behalf Putnam Funds Supreme Court Dec.17,2003 of Marsh & McLennan) Putnam Management of the State of
v.Greenberg, et.al, Jeffrey Greenberg New York
Mathis Cabaillavetta
Marsh Directors 4
Lawrence Lasser
------------------------------------------------------------------------

1 "Putnam Management" includes Putnam Investments Trust, Putnam Investment
  Management,
  LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

2 The 13 Putnam Trustees include current Trustees Jameson Adkins Baxter,
  Charles B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson,
  George Putnam, III, A. J. C. Smith and W.Thomas Stephens and former Trustees W.Nicholas Thorndike and Lawrence J.Lasser.

3 "Putnam Funds" includes any and/or all registered investment companies managed by Putnam Management.

4 The Directors of Marsh & McLennan Companies, Inc.are Charles Davis, Lewis
  Bernard, Peter Coster, Robert Ebruru, Oscar Fanjul, Ray Groves, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton Shapiro, Adele Simmons and A.J.C.Smith.


PUTNAM INVESTMENTS

The proxy ballot

To vote by mail

Read the proxy statement.
Check the appropriate boxes
on the reverse side.
Sign and date the proxy ballot.
Return the proxy ballot in the
envelope provided.

To vote by telephone

Read the proxy statement and
have the proxy ballot at hand.
Call 1-800-690-6903 6903.
Follow the automated
telephone directions.
There is no need for you to
return your proxy ballot.

To vote on the Web

Read the proxy statement and
have the proxy ballot at hand.
Go to https://www.proxyweb.com/Putnam
Follow the instructions on
the site.
There is no need for you to
return your proxy ballot.


999 999 999 999 99

FUND NAME PRINTS HERE

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of the Putnam funds. The meeting will take place on December 9, 2004 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don don't t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

----------------------------------------------------
Signature(s) Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Putnam PC - DH

Please place an X in the appropriate box(es) using black or blue ink or number 2 pencil. Please do not use a fine point pen.




Proposals

1 Proposal to elect all nominees for Trustees.

The Trustees recommend voting FOR all proposals

01 J.A. Baxter
02 C.B. Curtis
03 M.R. Drucker
04 C.E. Haldeman, Jr.
05 J.A. Hill
06 R.J. Jackson
07 P.L. Joskow
08 E.T. Kennan
09 J.H. Mullin, III
10 R.E. Patterson
11 G. Putnam, III
12 A.J.C. Smith
13 W.T. Stephens
14 R.B. Worley

To withhold authority to vote for specific nominee(s), but to vote for all other nominees, write the number(s) of the excluded nominee(s) on the line to the left.


----------------------------------------------------


FOR
electing
all the
nominees

0

WITHHOLD
authority
to vote for
all nominees

0


Proposals to approve an amendment to certain funds' fundamental investment restrictions with respect to

                                            FOR          AGAINST        ABSTAIN

2A borrowing.                                0              0               0

2B making loans                              0              0               0

2C diversification of investments            0              0               0

2D Approving an amendment to a fund's
   investment objective                      0              0               0

 3 Proposal to approve an amendment to
   your fund's agreement and declaration
   of trust.                                 0              0               0

Refer to pages _________ in the proxy statement to determine which proposals apply to your fund. If you have questions on the proposals, please call 1-800-521-0538.

Please sign and date the other side of this card.

Putnam PC - DH



To vote by mail

Read the proxy statement.
Check the appropriate boxes
on the reverse side.
Sign and date the instruction card.
Return the instruction card in
the envelope provided.

To vote by telephone

Read the proxy statement and
have the instruction card at hand.
Call 1-800-690-6903.
Follow the automated
telephone directions.
There is no need for you to
return your instruction card.

To vote on the Web

Read the proxy statement and
have the instruction card at hand.
Go to https://www.proxyweb.com
Follow the instructions on
the site.
There is no need for you to
return your instruction card.


FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on December 9, 2004, at 11:00 a.m., Eastern Time, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF THE PROPOSALS.

If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.


PLEASE VOTE, DATE AND SIGN, AND PROMPTLY
RETURN THIS INSTRUCTION CARD IN THE
ENCLOSED ENVELOPE PROVIDED

Dated:
      -------------------------

------------------------------------------------------------------
 (Signature)                        (Sign in the Box)

Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

Putnam VIC - DH

Please place an X in the appropriate box(es) using black or blue ink or number 2 pencil. Please do not use a fine point pen.



Proposals

1 Proposal to elect all nominees for Trustees.

The Trustees recommend voting FOR all proposals

01 J.A. Baxter
02 C.B. Curtis
03 M.R. Drucker
04 C.E. Haldeman, Jr.
05 J.A. Hill
06 R.J. Jackson
07 P.L. Joskow
08 E.T. Kennan
09 J.H. Mullin, III
10 R.E. Patterson
11 G. Putnam, III
12 A.J.C. Smith
13 W.T. Stephens
14 R.B. Worley

To withhold authority to vote for specific nominee(s), but to vote for all other nominees, write the number(s) of the excluded nominee(s) on the line to the left.


------------------------------------------------------------------------


FOR
electing
all the
nominees

0

WITHHOLD
authority
to vote for
all nominees

0


Proposals to approve an amendment to certain funds' fundamental investment restrictions with respect to

                                         FOR          AGAINST         ABSTAIN

2A borrowing.                             0              0               0

2B making loans                           0              0               0

2C diversification of investments         0              0               0

2D Approving an amendment to a fund's
   investment objective                   0              0               0

3 Proposal to approve an amendment to
  your fund's agreement and declaration
  of trust.                               0              0               0


Refer to pages _________ in the proxy statement to determine which proposals apply to your fund. If you have questions on the proposals, please call 1-800-521-0538.

Please sign and date the other side of this card.

Putnam VIC - DH